                                                                    EXHIBIT 10 t

                            CHANGE IN TERMS AGREEMENT

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  Principal     Loan Date     Maturity     Loan No    Call    Collateral   Account   Officer  Initials
-------------   ---------    ----------    -------    ----    ----------   -------   -------  --------
$  250,114.00   11-14-95     11-15-2000    2000300    500         12         4580      WTF
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References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
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Borrower:    Global Election Systems, Inc. (TIN:  85-0394190)          Lender:   WESTERN BANK
             1611 Wilmeth Road                                                   Main
             McKinney, TX  750698250                                             505 Marquette NW
                                                                                 P O Box 26144
                                                                                 Albuquerque, NM  87125

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Principal Amount:   $250,114.00              Date of Agreement:  January 6, 1999

DESCRIPTION OF EXISTING INDEBTEDNESS. Commercial loan originally dated November 14, 1995 in the original amount of $600,000.00. Rate is NY Prime, interest quarterly and principal due at maturity. Maturity date is January 6, 1999-09-24

DESCRIPTION OF CHANGE IN TERMS. Extend the maturity date of the note to November 15, 2000 at the rate of WBP+1% with an interest rate floor of 9.00% interest quarterly and principal due at maturity.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorser of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE AGREEMENT.

BORROWER:

GLOBAL ELECTION SYSTEMS, INC.



BY:    Signed:  "HOWARD T. VAN PELT"
       -----------------------------------
       HOWARD T. VAN PELT
       PRESIDENT AND CHIEF EXECUTIVE OFFICER


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